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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 14, 2000


                               DRUG EMPORIUM, INC.
                               -------------------
             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-16998                  31-1064888
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                  155 HIDDEN RAVINES DRIVE, POWELL, OHIO   43065
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               (Address of principal executive offices)  (Zip code)


       Registrant's telephone number, including area code: (740) 548-7080
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On September 14, 2000, Drug Emporium, Inc. (the "Company") completed its sale of the assets of DrugEmporium.com to HealthCentral.com (the "Acquisition"). Under the terms of the Asset Purchase Agreement, Drug Emporium, Inc. received preferred stock from HealthCentral.com. In addition, HealthCentral.com assumed approximately $2 million in liabilities and approximately $6 million in lease obligations of DrugEmporium.com (the "Acquisition").

         On September 19, 2000, the Company issued a press release announcing the sale. This press release is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

         Exhibit 99.1 to this current report on Form 8-K contains forward looking statements that reflect the Company's management goals, objectives and expectations. Except for historical information contained therein, the statements in Exhibit 99.1 are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements are based on the current expectations of management and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to the high level of competition as to price and selection from a variety of sources, possible further downward pressure on pharmacy margins from managed care networks, the Company's ability to economically eliminate under-performing stores, and general economic conditions.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1     Press Release dated September 19, 2000.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DRUG EMPORIUM, INC.

                                                 By: /s/ Terry L. Moore
                                                     ------------------------
                                                     Terry L. Moore
                                                     Chief Financial Officer

Dated: September 21, 2000
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                                    FORM 8-K

                            DATED SEPTEMBER 21, 2000

                                  EXHIBIT INDEX
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EXHIBIT NO.                DESCRIPTION
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   99.1                    Press Release dated September 19, 2000.